Exhibit 10.10

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”), dated as of July 10, 2013, is by and between PureTech Ventures, LLC, a Delaware limited liability corporation (the “Seller”), and each purchaser identified on Schedule A hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).
RECITALS

A.           Seller owns 1,956,414 shares of Common Stock, $0.001 par value (“Common Stock”) (“Shares”), and a warrant to purchase 1,706,593 shares of Common Stock, (“Warrant”), issued by Endra, Inc. (the “Company”). The Shares and the Warrant are collectively referred to herein as the “Securities”);
B.           Seller desires to sell to the Purchasers such Securities, and Purchasers, severally and not jointly, desire to purchase the Securities from Seller, in each case upon the terms and subject to the conditions set forth herein; and
C.           Simultaneously with the execution and delivery of this Agreement, the Purchasers are purchasing from the Company certain senior promissory notes in the aggregate principal amount of $115,000 (the “Notes”) (the “Note Financing”).
AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
ARTICLE I  - THE SECURITIES
Section 1.1 Sale and Purchase of the Securities. In reliance upon the representations and warranties made herein, Seller agrees to sell the Securities to Purchasers, and Purchasers agree, severally and not jointly, to purchase the Securities from Seller.
Section 1.2 Purchase Price. The aggregate purchase price for the Securities (the “Purchase Price”) shall be $180.00, which Purchase Price shall be allocated to the Purchasers as set forth on Schedule A hereto.
Section 1.3 Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall be held concurrently with the execution and delivery of this Agreement. At the Closing, Seller will deliver to the Purchaser and the Company (i) the original Warrant, together with a written assignment thereof assigning the Warrant to Purchaser; (ii) irrevocable notice of the transfer of the Securities from Seller to Purchasers; and (iii) confirmation from the Company acknowledging the transfer of the Securities, and Purchasers will deliver the Purchase Price (in the amounts set forth on Schedule A hereto, to Seller by wire transfer of immediately available funds to the account specified by Seller.
ARTICLE II - REPRESENTATIONS AND WARRANTIES OF SELLER
Seller represents and warrants to Purchaser as follows:
Section 2.1 Title to Securities. Seller holds record and beneficial ownership of the Securities, free and clear of any and all security interests, pledges, mortgages, liens, charges, encumbrances, adverse claims, restrictions, or other burdens or encumbrances of any kind (“Liens”), other than those restrictions arising from applicable federal and state securities laws or the Articles of Incorporation of the Company, and the delivery of the Securities to Purchaser at the Closing pursuant to this Agreement will transfer to Purchaser valid legal and beneficial ownership thereto free and clear of all Liens, other than those restrictions arising from applicable federal and state securities laws or otherwise described in this Section 2.1.

Section 2.2 Power and Authority of Seller. Seller has all requisite power and authority to execute, deliver and perform this Agreement and to execute and deliver the Shares, Warrants, certificates or instruments to be executed and delivered pursuant hereto by Seller and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed, and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to creditors’ rights generally, and (ii) is subject to general principles of equity.
Section 2.3 Absence of Conflicting Agreements. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not with or without the giving of notice, the lapse of time, or both: (i) contravene or conflict with, or constitute a violation of, any judgment, injunction, order, or decree binding upon or applicable to Seller, (ii) require any consent, approval, or other action by any third party, (iii) contravene or conflict with, or constitute a violation of, any agreement to which Seller is a party or by which Seller is bound, or (iv) result in the creation or imposition of any Lien on the Securities.
Section 2.4 Broker’s Fees. Seller does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated hereby, or based in any way upon arrangements, agreements, or understandings made by or on behalf of Seller hereunder.
Section 2.5 Ownership. The Securities represent the only securities issued by the Company that are beneficially owned, controlled or under common control of Seller. Seller owns no securities issued by the Company that may be converted into, exercisable for, or otherwise exchanged for Common Stock or other securities of the Company. Notwithstanding the foregoing, Purchasers acknowledge that Seller owns a membership interest in Endra Holdings, LLC (“Endra Holdings”), and that Endra Holdings owns 4,528,594 shares of Common Stock in the Company, which shares are subject to an irrevocable proxy issued to Purchaser or a representative thereof.
Section 2.6 Absence of Certain Information. To the best of Seller’s knowledge, no contract or other agreement to which the Company is a party or by which the Company is bound would be triggered or otherwise affected as a result of consummation of the transactions contemplated by this Agreement, or the Note Financing. Notwithstanding the generality of the foregoing, to the best of Seller’s knowledge, no party has the right to accelerate performance by the Company, or terminate any agreement to which the Company is a party, as a result of the consummation of the transactions contemplated by this Agreement or the Note Financing.
ARTICLE III - REPRESENTATIONS AND WARRANTIES OF PURCHASER
Purchasers represent and warrant, severally and not jointly, to Seller as follows:
Section 3.1 Accredited Investor and investment Purpose. Purchaser is an “accredited investor” as that term is defined in Rule 50l(a) of the Securities Act. The Securities will be acquired for investment for Purchaser’s own account. not as a nominee or agent, and not with a view to the resale or distribution or any part thereof in violation of the Securities Act, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act.
Section 3.2 Power and Authority. Purchaser has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights generally and (ii) is subject to general principles or equity.
Section 3.3 Broker’s Fees. Purchaser does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated hereby or based in any way upon agreements, arrangements or understandings made by or on behalf or Purchaser hereunder.

Section 3.4 Absence of Conflicting Agreements. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, do not, with or without the giving of notice, the lapse of lime or both: (i) contravene or conflict with, or constitute a violation of, any judgment, injunction, order or decree binding upon or applicable to Purchaser; (ii) require any consent, approval or other action by any third party; or (iii) contravene or conflict with, or constitute a violation of, any agreement to which Purchaser is a party or by which Purchaser is bound.
Section 3.5 Purchaser (i) is a sophisticated investor and has such knowledge and experience in financial and business matters as to be capable of evaluating independently the merits, risks and suitability of entering into this Agreement and the transactions contemplated hereby; (ii) has conducted its own analysis and due diligence and independently obtained such information as it deems necessary in order to make an informed investment decision with respect to the Securities; (iii) is able to hear the risks attendant to the transactions contemplated hereby; and (iv) acknowledges that (a) no public market exists for the Securities, (b) the Securities are being sold hereunder in a private transaction, and (c) the Purchase Price was negotiated privately between the parties hereto.
ARTICLE IV - COVENANTS OF THE PARTIES
Section 4.1 Subsequent Financings. In the event on or before two (2) years from the date of this Agreement the Company enters into a securities purchase agreement or similar agreement to issue securities to any Purchaser in a financing, or series of financings, Seller shall have the right, but not the obligation, to purchase up to 20% of the securities proposed to be issued to such Purchaser under the same terms and conditions as offered to Purchasers (“Purchase Right”). In the event any Purchaser is obligated to offer the Purchase Right to Seller hereunder, such Purchaser shall provide written notice of such Purchase Right to Seller setting forth the terms and conditions of the Purchase Right (“Option Notice”). Seller shall have three (3) business days following receipt of the Option Notice to notify the Purchaser, in writing, of Seller’s election to exercise the Purchase Right. In the event Seller exercises the Purchase Right by delivering written notice of such election to the Purchaser with three (3) business days following receipt of the Option Notice, Purchaser shall assign its right to acquire the securities to Seller or otherwise assign the Purchase Right to the Seller, consistent with the terms and conditions set forth in this Section 4.1. In the event the Purchaser does not receive written notice from Seller of its election to exercise the Purchase Right, the Purchaser shall have the right to consummate the purchase of the securities from the Company, in whole or in part on substantially the terms and conditions set forth in the Option Notice. In the event the Purchaser fails to provide Seller with the Option Notice, Seller’s sole remedy shall be to provide written notice to the Purchaser of such Purchaser’s failure to provide the required Option Notice, and to immediately tender payment for such purchase to the Purchaser. Failure to pay the purchase price for the exercise of the Purchase Right within five (5) business days following Seller’s receipt of actual or constructive notice of the financing or series of financings giving rise to the Purchase Right shall constitute a waiver of Seller’s right to exercise the Purchase Right. The Purchasers agree and covenant not to enter into any agreement with the Company to purchase securities unless such agreement is assignable to Seller and/or such agreement includes reference to the Purchase Right granted to Seller hereunder.
Section 4.2 Liquidity Event.
(a) In the event (i) the Company files a registration statement with the Securities and Exchange Commission (“Commission”), which registration statement registers any of the Securities for sale to the public under the Securities Act of 1933, as amended, and such registration statement is declared effective by the Commission (an “IPO”) and any Purchaser sells any or part of the Securities in the public market; (ii) the Purchasers sell any or part of their Securities to a subsequent purchaser in a private transaction (a “Covered Sale”); or (iii) the Company is acquired by, combines or merges with another company in which (A) the Company is not the surviving entity, and (B) such transaction results in the Purchasers receiving cash or other consideration for its interest in the Securities; and/or (C) the Purchasers are required or elect to tender their Securities for or in consideration for cash or other consideration (each of the events described in Section 4.2(a)(i) through (iii) are “Covered Transactions”), such Purchaser shall pay to Seller, within ten (10) business days following consummation of the Covered Transaction, an amount equal to six percent (6%) of the cash amount or other consideration actually received by such Purchaser in connection with such Covered Transaction. The parties agree and acknowledge that (i) the Shares shall bear a legend referencing the terms and conditions set forth in this Section 4.2, and prohibiting their transfer except in compliance with the terms and conditions hereof; and (ii) the term “Covered Sale” shall not include any transfer of the Securities to a party or person controlling, controlled by, or under common control of, Purchaser. The parties further agree and acknowledge that Seller has no other right to receive any cash or other consideration from a Purchaser, or any rights to any capital stock in the Company (or voting or other rights therein) in the event of the consummation of a Covered Transaction other than as specifically set forth in this Section 4.2 or as a result of the exercise of Seller’s Purchase Right set forth in Section 4.1.

(b) The parties agree and acknowledge that the Seller is entering into the transaction contemplated by this Agreement with the understanding that the Purchaser will exercise its rights as a shareholder of the Company to increase shareholder value for all shareholders. Without limiting the generality of the foregoing, and while no assurances can be given and without any obligation whatsoever to directly or indirectly provide financing or otherwise engage directly or indirectly in a financing or other transaction, assuming Purchaser owns in excess of fifty percent (50%) of the issued and outstanding voting securities of the Company, Purchaser will use its reasonable efforts to obtain from third party sources capital necessary to fund the Company’s continued operations.
Section 4.3 Inspection Rights. So long as Purchasers own at least fifty percent (50%) of the Shares, and provided such access is not in violation of the laws of the Company’s state of incorporation or any agreement by and between the Purchaser and the Company, Purchaser shall provide Seller with quarterly financial information and other business or other summaries made available to Purchaser by the Company (“Confidential Data”). The parties agree and acknowledge that, as a condition to making the Confidential Data available to Seller, Seller shall execute a confidentiality agreement restricting the disclosure or use of the Confidential Data of the Company by Seller.
Section 4.4 Further Assurances. At any time or from time to time after the Closing, each of Seller and Purchaser shall, at the reasonable request and expense of the other party or its counsel (unless such request is occasioned by the breach of a representation, warranty or covenant of the other party, in which case it shall be at the expense of such breaching party), execute and deliver any further instruments or documents and take all such further action in order to evidence or otherwise facilitate the consummation of the transactions contemplated hereby.
Section 4.5 No Other Representations or Warranties. Except as set forth in this Agreement, no party is making, or is relying on, any express or implied representations or warranties relating to any party or to the consummation of the transactions contemplated hereby. Each party is making its decision to consummate the purchase and sale of the Securities described herein on the basis of its due diligence investigation of the Company and not on any representation warranty, statement or information made or communicated (orally or in writing) to by the other party or any affiliate, representative or agent thereof, other than as set forth in this Agreement. The representations and warranties made by Seller and Purchaser in Articles II and III, respectively, shall survive the Closing and the delivery of the Securities.
ARTICLE V -- MISCELLANEOUS
Section 5.1 Expenses. Each party hereto shall pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.
Section 5.2 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally; (ii) mailed, certified or registered mail with postage prepaid; or (iii) sent by next-day or overnight mail or delivery or sent by telecopy or electronic mail to the address listed below each party’s name on the signature page hereto or at such other address as may be specified in writing to the other parties hereto. All such notices, requests, demands, waivers and other communications shall be deemed to have been received (i) if by personal delivery on the day after such delivery, (ii) if by certified or registered mail, on the fifth business day after the mailing thereof, (iii) if by next-day or overnight mail or delivery, on the day delivered and (iv) if by telecopy or electronic mail on the next day following the day on which such telecopy was sent, provided that a copy is also sent by certified or registered mail.
Section 5.3 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California applicable to agreements made and to be performed wholly within such jurisdiction.

Section 5.4 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval or each or the other parties hereto.
Section 5.5 No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective successors and permitted assigns.
Section 5.6 Amendment; Waivers; Etc. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties. on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.
Section 5.7 Entire Agreement; Confidentiality. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. Each of Purchaser and Seller shall maintain the confidentiality of the terms of the transaction described herein unless otherwise required by law or regulatory authority, or other legal process, except that the parties may disclose the terms of the transaction to their respective affiliates, attorneys, accountants and other professionals and in connection with the enforcement of the parties respective rights and obligations hereunder.
Section 5.8 Counterparts; Facsimile. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. The reproduction of signatures by means of telecopying or electronic device shall be treated as though such reproductions arc executed originals.
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[SIGNATURE PAGE FOR SELLER FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed their respective authorized signatories as of the date first indicated above.

SELLER:

PURETECH VENTURES, LLC

By:	/s/ Daphne Zohar
Name:	Daphne Zohar
Title:	Managing Partner

Number of Shares of Common Stock Sold:	1,956,414
Number of Warrants Sold:	1,706,593
Purchase Price:	$180.00

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[SELLER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: Kevin M. Cotter
Signature of Authorized Signatory of Purchaser: /s/ Kevin M. Cotter
Name of Authorized Signatory: Kevin M. Cotter
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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: Sanford Greenberg
Signature of Authorized Signatory of Purchaser: /s/ Sanford Greenberg
Name of Authorized Signatory:Sanford Greenberg
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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: Ankur and Carolyn Desai JTWROS
Signature of Authorized Signatory of Purchaser: /s/ Ankur Desai
Name of Authorized Signatory: Ankur Desai
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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: 1999 Clifford Family Trust, dated 12/22/1999 Robert C. Clifford and Rachel L. Clifford Co-trustees
Signature of Authorized Signatory of Purchaser: /s/ Robert C. Clifford
Name of Authorized Signatory: Robert C. Clifford
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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: George and Ruth Brandon JTWROS
Signature of Authorized Signatory of Purchaser: /s/ George Brandon
                                                                              /s/ Ruth Brandon
Name of Authorized Signatory: George Brandon and Ruth Brandon
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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: Daniel Landry
Signature of Authorized Signatory of Purchaser: /s/ Daniel Landry
Name of Authorized Signatory: Daniel Landry
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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: Anthony DiGiandomenico
Signature of Authorized Signatory of Purchaser: /s/ Anthony DiGiandomenico
Name of Authorized Signatory: Anthony DiGiandomenico
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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: Mark L. Baum Trust dated May 17, 2011
Signature of Authorized Signatory of Purchaser: /s/ Mark L. Baum
Name of Authorized Signatory: Mark L. Baum
Title of Authorized Signatory: Trustee
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Schedule A
Purchasers
Purchaser	Total Purchase Amount	Total Common Stock Shares Purchased	Total Warrants Purchased
Mark L. Baum Trust dated May 17, 2011, Mark L. Baum Trustee	$39.60	430,412	375,450
Daniel Landry	$31.50	342,372	298,654
Anthony DiGiandomenico	$31.50	342,372	298,654
1999 Clifford Family Trust, Dated 12/22/1999, Robert C. Clifford & Rachel L. Clifford Co-Trustees	$31.50	342,372	298,654
Sanford Greenberg	$16.74	181,948	158,713
Ankur & Carolyn Desai JTWROS	$9.72	105,646	92,156
George & Ruth Brandon JTWROS	$9.72	105,646	92,156
Kevin M. Cotter	$9.72	105,646	92,156
TOTAL	$180.00	1,956,414	1,706,593